Exhibit 99.1

FOR IMMEDIATE RELEASE:

Blonder Tongue Reports Delisting, Will Trade on OTCQB

OLD BRIDGE, NJ / June 24, 2022 / Blonder Tongue Laboratories, Inc. (NYSE American: BDR) today announced its delisting from the NYSE American and commencement of trading on the OTCQB.

As previously disclosed, Blonder Tongue Laboratories, Inc. (the “Company”) received written notification from NYSE American LLC (“NYSE American” or the “Exchange”) stating that the staff of NYSE Regulation had determined to commence proceedings to delist the common stock of the Company (the “Common Stock”) from the Exchange. NYSE Regulation staff has determined that the Company is no longer suitable for listing pursuant to Section 1009(a) of the NYSE American Company Guide (the “Company Guide”) as the Company was unable to demonstrate that it had regained compliance with Sections 1003(a)(i), (ii) and (iii) of the Company Guide by the end of the maximum 18-month compliance plan period, which expired on December 10, 2021.

The Company appealed such determination, and a hearing was scheduled to take place on June 28, 2022. On June 24, 2022, after the Company’s Board of Directors determined the Company will not be able to regain compliance with the above referenced listing standards in the short term, the Company canceled the appeal hearing and requested its Common Stock be withdrawn from being listed on the Exchange. As a result, we expect the trading of the Common Stock on the Exchange to be terminated on June 24, 2022.

The Company expects the Common Stock to commence trading under the symbol “BDRL” on the OTCQB marketplace operated by OTC Markets Group Inc. The Company expects the Common Stock to commence trading on the OTCQB on June 27, 2022.

About Blonder Tongue

Blonder Tongue Laboratories, Inc. is the oldest designer and manufacturer of telecommunications and cable television video transmission technology in the USA. The majority of our products continue to be designed and built in our state-of-the-art New Jersey facility, which has been the Company’s home for more than 50 years. Blonder Tongue Labs offers U.S.-based engineering and manufacturing excellence with an industry reputation for delivering ultra-high reliability products. As a leader in cable television system design, the Company provides service operators and systems integrators with comprehensive solutions for the management and distribution of digital video, IPTV and high-speed data services, as well as RF broadband distribution over fiber, IP, and Coax networks for homes and businesses. Additional information on the Company and its products can be found at www.blondertongue.com

"Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: The information set forth above includes “forward-looking” statements and accordingly, the cautionary statements contained in Blonder Tongue’s Annual Report and Form 10-K for the year ended December 31, 2021 (See Item 1: Business, Item 1A: Risk Factors, Item 3: Legal Proceedings and Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other filings with the Securities and Exchange Commission are incorporated herein by reference. All statements, other than those of historical fact, which address activities, events, outcomes, results, developments, performance or achievements that Blonder Tongue anticipates or expects may or will occur in the future should be considered "forward-looking" statements, including statements that use the words “believe”, “expect”, “anticipate”, “project”, “target”, “intend”, “plan”, “seek”, “estimate”, “endeavor”, “should”, “could”, “may” and similar expressions. In addition, any statements that refer to projections for our future financial performance, our anticipated growth trends in our business and other characterizations of future events or circumstances are forward-looking statements, including statements regarding our ability to continue as a going concern. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. Blonder Tongue undertakes no obligation to publicly revise or update these forward-looking statements to reflect events or circumstances that arise after the date hereof. Blonder Tongue’s actual results may differ from the anticipated results or other expectations expressed in Blonder Tongue’s “forward-looking” statements.

Contacts

Eric Skolnik
Chief Financial Officer
eskolnik@blondertongue.com
(732) 679-4000

Ted Grauch

Chief Executive Officer
tgrauch@blondertongue.com
(732) 679-4000